FOREIGN CURRENCY TRANSLATION (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Foreign currency translation on
Property, plant and equipment, at fair value	$ (3,354)	$ 2,798	$ (2,011)
Goodwill	(121)	150	(131)
Borrowings	1,470	(818)	975
Deferred income tax liabilities and assets	525	(698)	526
Other assets and liabilities	(93)	(115)	(6)
Foreign currency translation, net	$ (1,573)	$ 1,317	$ (647)